UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 2, 2005


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                             Digital Recorders, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)



         North Carolina                  1-13408                56-1362926
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(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                      Identification No.)



                5949 Sherry Lane, Suite 1050, Dallas, Texas         75225
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               (Address of Principal Executive Offices)           (Zip Code)



        Registrant's Telephone Number, Including Area Code (214) 378-8992



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02.  Results of Operations and Financial Condition

     On August 2, 2005, Digital Recorders, Inc. (the "Company") announced in a press release its preliminary results for second quarter 2005.

         The Company also announced in the press release that it plans to file its Form 10-Q for second quarter 2005 on or about August 15, 2005.

         The Company reiterated its plans to introduce additional transit security products and services during the American Public Transportation Association International Public Transportation Expo slated Sept. 26-28, 2005, at the Dallas Convention Center in Dallas. The new transit security products and services are not expected to materially impact the Company's fiscal year 2005 results, but are expected to contribute to 2006 results.


ITEM 7.01.  Regulation FD Disclosure

         A copy of the Company's press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits.

      99.1     Press release dated August 2, 2005.


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Signature(s)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    DIGITAL RECORDERS, INC.

Date: August 2, 2005                By:    /s/ DAVID N. PILOTTE
                                           -------------------------
                                           David N. Pilotte
                                           Chief Financial Officer




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                                INDEX TO EXHIBITS



EXHIBIT
NUMBER     DESCRIPTION
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  99.1     Press release dated August 2, 2005.